UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 16, 2019

Carrizo Oil & Gas, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street Suite 2300 Houston, Texas		77002
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (713) 328-1000
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.01 par value	CRZO	NASDAQ Global Select Market
(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    Carrizo Oil & Gas, Inc., a Texas corporation (the “Company”), held its annual meeting of shareholders on Thursday, May 16, 2019, at 9:00 a.m., Central Daylight Time, in Houston, Texas (the “2019 Annual Meeting”). At the 2019 Annual Meeting, the shareholders approved the amendment and restatement of the 2017 Incentive Plan of Carrizo Oil & Gas, Inc. (the “A&R 2017 Incentive Plan”), which, among other things authorized 6,750,000 additional shares for issuance pursuant to the A&R 2017 Incentive Plan.
A summary of material terms of the A&R 2017 Incentive Plan is set forth in the Company’s proxy statement for the 2019 Annual Meeting filed with the Securities and Exchange Commission on April 2, 2019 (the “Proxy Statement”) under the caption “Proposal 3. Approval of Amendment and Restatement of the 2017 Incentive Plan of Carrizo Oil & Gas, Inc.” and is incorporated herein by reference. The foregoing description of the A&R 2017 Incentive Plan included and incorporated by reference above does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R 2017 Incentive Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The results of the matters voted upon at the Company’s 2019 Annual Meeting and the “% For” calculation results (which exclude broker non-votes and abstentions to the extent they do not affect the vote on the matter), as more fully described in the Company’s Proxy Statement, are set forth below.
The following nominees for directors were elected to serve one-year terms:

Nominee	For	Against	Abstain	% For	Broker Non-Votes
S.P. Johnson IV	70,277,424	890,772	4,487,873	98.75%	10,582,776
Steven A. Webster	68,453,681	2,320,676	4,881,712	96.72%	10,582,776
F. Gardner Parker	64,860,473	6,178,288	4,617,308	91.30%	10,582,776
Frances Aldrich Sevilla-Sacasa	70,376,918	689,908	4,589,243	99.03%	10,582,776
Thomas L. Carter, Jr.	58,364,797	12,766,982	4,524,290	82.05%	10,582,776
Robert F. Fulton	63,994,559	7,063,564	4,597,946	90.06%	10,582,776
Roger A. Ramsey	69,090,095	1,940,685	4,625,289	97.27%	10,582,776
Frank A. Wojtek	58,737,857	12,299,122	4,619,090	82.69%	10,582,776
The shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	% For	Broker Non-Votes
41,503,090	28,852,762	5,300,217	54.86%	10,582,776
The shareholders approved the A&R 2017 Incentive Plan to authorize 6,750,000 additional shares for issuance and make other changes:

For	Against	Abstain	% For	Broker Non-Votes
68,551,739	2,600,086	4,504,244	90.61%	10,582,776
The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	Against	Abstain	% For	Broker Non-Votes
85,564,108	496,221	178,516	99.22%	—

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number		Description

10.1	—	2017 Incentive Plan of Carrizo Oil & Gas, Inc., as amended and restated effective as of May 16, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carrizo Oil & Gas, Inc.

By:	/s/ David L. Pitts
Name:	David L. Pitts
Title:	Vice President and Chief Financial Officer
Date: May 16, 2019

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